UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2018

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code	(785) 575-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

WESTAR ENERGY, INC.

Item 8.01. Other Events.

As previously disclosed, on July 9, 2017, Westar Energy, Inc. (“Westar Energy”), Great Plains Energy Incorporated (“Great Plains Energy”) and certain other parties entered into an Amended and Restated Agreement and Plan of Merger (“Merger Agreement”).

On May 24, 2018, the Missouri Public Service Commission (“MPSC”) issued a report and order approving the transactions contemplated by the Merger Agreement, subject to the parameters set forth in the stipulation and agreements previously entered into by and among Westar Energy, Great Plains Energy, the MPSC staff and certain intervenors. The order provides for an effective date of June 3, 2018. The order can be accessed on the MPSC’s website. To access the MPSC order, visit https://psc.mo.gov/, click on “Access EFIS” on the right side of the page under “How do I…,” click on the hyperlink phrase “Docket Sheet” in the bullet point under the heading “View Information On A Specific Case,” enter docket EM-2018-0012 in the search field and press enter, and click on the relevant document. The information contained on the MPSC’s website is not part of, or incorporated by reference into, this filing.

In addition, on May 24, 2018, the Kansas Corporation Commission (“KCC”) issued an order approving the transactions contemplated by the Merger Agreement, subject the parameters set forth in the settlement agreement previously entered into by and among Westar Energy, Great Plains Energy, the KCC Staff, the Citizens’ Utility Ratepayer Board, or CURB, and certain other intervenors, and an additional condition directed by the KCC. The KCC order can be accessed on the KCC’s website. The order became effective immediately. To access the order, visit http://www.kcc.state.ks.us, click “Docket Filings,” search for docket 18-KCPE-095-MER, click on the docket that is retrieved from the search results, click on the “Documents” tab and find the relevant document. The information contained on the KCC’s website is not part of, or incorporated by reference into, this filing.

On May 24, 2018, Westar Energy and Great Plains Energy issued a press release announcing the receipt of all regulatory approvals that were necessary to complete the transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date:	May 25, 2018	By:	/s/ Larry D. Irick
		Name:	Larry D. Irick
		Title:	Vice President, General Counsel and Corporate Secretary